Income Tax	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax
10.	Income Tax

Due to the current operating losses, the Company recorded zero income tax expense during the six months ended June 30, 2016 and 2015, respectively. There was no change in the income tax provision during the six months ended June 30, 2016, as compared to the same periods during 2015. The effective tax rate during the six months ended June 30, 2016, as compared to the same periods during 2015, remained the same at approximately 37%. During these periods, the Company’s activities were limited to U.S. federal and state tax jurisdictions, as it does not have any foreign operations.

Due to the Company’s history of cumulative losses, management concluded that, after considering all the available objective evidence, it is not more likely than not that all of the Company’s net deferred tax assets will be realized. Accordingly, the Company’s deferred tax assets, which includes net operating loss, or NOL, carryforwards and tax credits related primarily to research and development continue to be subject to a valuation allowance as of June 30, 2016. The Company will continue to maintain a full valuation allowance until there is sufficient evidence to support recoverability of its deferred tax assets.

The Company had $822 thousand and $742 thousand in unrecognized tax benefit at June 30, 2016 and December 31, 2015, respectively. The reversal of the uncertain tax benefits would not affect the effective tax rate to the extent that the Company continues to maintain a full valuation allowance against its deferred tax assets. Unrecognized tax benefits may change during the next 12 months for items that arise in the ordinary course of business.

Interest and/or penalties related to income tax matters are recognized as a component of income tax expense. During the six months ended June 30, 2016 and 2015, there were no accrued interest and penalties related to uncertain tax positions.

15.	Income Taxes

The following reconciles the differences between income taxes computed at the federal income tax rate and the provision for income taxes:

	Year Ended December 31,
	2015	2014	2013
Expected income tax benefit at the federal statutory rate	34.0%	34.0%	34.0%
State taxes, net of federal benefit	(0.8)	3.7	1.5
Change in effective tax rate	(0.9)	1.3	0.0
Non-deductible items and other	(0.5)	0.4	(2.1)
Federal and state credits	(0.7)	1.2	2.0
Change in valuation allowance	(31.10)	(40.60)	(35.40)

Total	0.0%	0.0%	0.0%

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The principal components of the Company’s net deferred tax assets consisted of the following at December 31, 2015 and 2014 (in thousands):

	Year Ended December 31,
	2015	2014
Net operating loss carryforwards	$60,979	$46,024
Research and development tax credits	1,731	2,441
Reserves and accruals	966	724
Other	2,433	2,948

Total deferred tax assets	66,109	52,137
Valuation allowance	(66,109)	(52,137)

Net deferred tax assets	$—	$—

The Company maintains a valuation allowance related to its deferred tax asset position when management believes it is more likely than not that the net deferred tax assets will not be realized in the future. The Company’s valuation allowance increased by $14.0 million and $13.7 million during the year ended December 31, 2015 and 2014.

At December 31, 2015, the Company had federal net operating loss carryforwards of $170.1 million, which begin to expire in the year ended December 31, 2024, and $111.8 million related to state net operating loss carryforwards, which begin to expire in the year ending December 31, 2019. The Company had federal research and development tax credit carryforwards of $2.5 million at the year ended December 31, 2015. These credits expire at various dates through the year ending December 31, 2024.

Under the provisions of the Internal Revenue Code, or IRC, net operating loss and credit carryforwards and other tax attributes may be subject to limitation if there has been a significant change in ownership of the Company, as defined by the IRC. The Company believes it has experienced at least one ownership change in the past. The Company is currently analyzing the tax impact of such ownership change on its federal net operating loss and credit carryforwards. Future owner or equity shifts, including an IPO, could result in limitations on net operating loss and credit carryforwards.

Because of the net operating loss and credit carryforwards, all of the Company’s federal tax returns and state returns since the year ended December 31, 2004 remain subject to federal and California examination.

The Company accounts for uncertain tax positions using a “more-likely-than-not” threshold. The evaluation of uncertain tax positions is based on factors including, but not limited to, changes in tax law, the measurement of tax positions taken or expected to be taken in tax returns, the effective settlement of matters subject to audit, new audit activity and changes in facts or circumstances related to a tax position. The Company evaluates these tax positions on an annual basis. In addition, the Company also accrues for potential interest and penalties related to unrecognized tax benefits in income tax expense.

At December 31, 2015 and 2014, the Company’s unrecognized tax benefits consist of the following:

	Year Ended December 31,
	2015	2014
Unrecognized tax benefit, beginning of period	$—	$—
Gross increases—current year tax positions	130	—
Gross decreases—current year tax positions	—	—
Gross increases—prior year tax positions	612	—
Unrecognized tax benefit, end of period	$742	$—